                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K





                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): July 15, 2005
                                                           -------------

                     STRUCTURED ASSET SECURITIES CORPORATION
--------------------------------------------------------------------------------
                 (Exact name of registrant specified in Charter)

               Delaware                               333-120575                            74-2440850
---------------------------------------- ------------------------------------- -------------------------------------
            (State or other                          (Commission                          (IRS Employer
            jurisdiction of                          File Number)                      Identification No.)
            incorporation)


                        745 Seventh Avenue, 7th Floor
                             New York, New York                                               10019
------------------------------------------------------------------------------ -------------------------------------
                  (Address of principal executive offices)                                   Zip Code



           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 526-7000

                                    No Change
--------------------------------------------------------------------------------
          Former name and former address, if changed since last report)


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ITEM 8.01. Other Events.
           -------------

         The Registrant registered issuances of Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-120575 (the "Registration Statement")). Pursuant to the Registration Statement, the Registrant issued $1,032,513,100 in aggregate principal amount Class 1-A1, Class 1-A2, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7 and Class R Certificates of its Structured Adjustable Rate Mortgage Loan Trust Mortgage Pass-Through Certificates, Series 2005-15 on June 30, 2005. This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus, dated June 27, 2005, as supplemented by the Prospectus Supplement, dated June 29, 2005 ( the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

         The Certificates (as defined below) were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of June 1, 2005, among Structured Asset Securities Corporation, as depositor (the "Depositor"), Aurora Loan Services LLC, as master servicer (the "Master Servicer") and Wells Fargo Bank, National Association, as trustee (the "Trustee"). The "Certificates" consist of the following classes: Class 1-A1, Class 1-A2, Class 1-AX, Class 1-PAX, Class 2-A1, Class 2-A2, Class 3-A1, Class 3-A2, Class 4-A1, Class 4-A2, Class B1, Class B2, Class B3, Class B4, Class B5, Class B6, Class B7, Class B8, Class B9, Class B10, Class P-I, Class P-II and Class R Certificates. The Certificates evidence all the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of four pools of certain adjustable rate, conventional, first lien residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of approximately $1,032,319,180.63 as of June 1, 2005. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

ITEM 9.01.    Financial Statements; Pro Forma Information and Exhibits.
              ---------------------------------------------------------

              (a) Not applicable.

              (b) Not applicable.

              (c) Exhibits:

                  1.1 Terms Agreement, dated June 28, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

                  4.1 Trust Agreement, dated as of June 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, National Association, as Trustee.

                  99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

                  99.2 Servicing Agreement, dated as of June 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC

                  99.3 Reconstituted Servicing Agreement, dated as of June 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

                  99.4 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

                  99.5 Reconstituted Servicing Agreement, dated as of June 1, 2005, by and between Lehman Brothers Holdings and National City Mortgage Co.

                  99.6 Seller's Warranties And Servicing Agreement, dated as of August 1, 2001, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       STRUCTURED ASSET SECURITIES CORPORATION


                                       By:      /s/ Michael C. Hitzmann
                                                -------------------------------
                                       Name:    Michael C. Hitzmann
                                       Title:   Vice President

Date: July 15, 2005

10457642.2.BUSINESS
                                  EXHIBIT INDEX

    Exhibit No.                         Description
    -----------                         ------------

         1.1 Terms Agreement, dated June 28, 2005, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as the Underwriter.

         4.1 Trust Agreement, dated as of June 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and Wells Fargo Bank, National Association, as Trustee.

         99.1 Mortgage Loan Sale and Assignment Agreement, dated as of June 1, 2005, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

         99.2 Servicing Agreement, dated as of June 1, 2005, between Lehman Brothers Holdings Inc. and Aurora Loan Services LLC

         99.3 Reconstituted Servicing Agreement, dated as of June 1, 2005, by and between Lehman Brothers Holdings and Countrywide Home Loan Servicing Inc.

         99.4 Flow Seller's Warranties and Servicing Agreement, dated as of June 1, 2004 by and between Lehman Brothers Bank, FSB and Countrywide Home Loan Servicing Inc.

         99.5 Reconstituted Servicing Agreement, dated as of June 1, 2005, by and between Lehman Brothers Holdings and National City Mortgage Co.

         99.6 Seller's Warranties And Servicing Agreement, dated as of August 1, 2001, by and between Lehman Brothers Bank, FSB and National City Mortgage Co.